SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2006

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment of a Material Agreement.

On February 1, 2006, SIGA Technologies, Inc., a Delaware Corporation (“SIGA”) entered into a Letter Agreement (the “Letter Agreement”) with Thomas N. Konatich, its Chief Financial Officer (the “CFO”), extending through June 30, 2007 the term of the CFO’s employment pursuant to that certain Amended and Restated Employment Agreement, dated October 6, 2000, as amended (the “Employment Agreement”). Except for the extension of the employment term, all remaining terms and conditions of the Employment Agreement remain in full force and effect. A copy of the Letter Agreement is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Letter Agreement dated as of February 1, 2006, between SIGA and Thomas N. Konatich.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

By:	/s/ Thomas N. Konatich
Name: Thomas N. Konatich
Title: Chief Financial Officer
Date: February 7, 2006

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